UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

Columbia Pipeline Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36838	47-1982552
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

5151 San Felipe Street, Suite 2500

Houston, Texas 77056

(Address of Principal Executive Offices) (Zip Code)

(713) 386-3701

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2015, Columbia Pipeline Group, Inc. (the “Company”), a wholly owned subsidiary of NiSource Inc. (“NiSource”), entered into a Separation and Distribution Agreement in connection with the previously announced separation (the “Separation”) of NiSource’s natural gas pipeline and related businesses into a stand-alone publicly traded company through the pro rata distribution of all of the outstanding shares of common stock of the Company to NiSource stockholders (the “Distribution”). Also in connection with the Separation, on June 30, 2015, the Company and NiSource entered into a Tax Allocation Agreement and an Employee Matters Agreement.

A description of the Separation and Distribution Agreement, the Tax Allocation Agreement and the Employee Matters Agreement is hereby incorporated by reference to the section entitled “Certain Relationships and Related Party Transactions—Agreements with NiSource Relating to the Separation” in the Information Statement contained in Exhibit 99.1 to Amendment No. 5 to the Company’s Registration Statement on Form 10 (the “Information Statement”), which the Company filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2015. This description is not purported to be complete and is qualified in its entirety by reference to the full text of the Separation and Distribution Agreement, the Tax Allocation Agreement and the Employee Matters Agreement, which have been filed as Exhibits 2.1, 10.1 and 10.2 hereto, respectively.

Item 3.03.	Material Modification to Rights of Security Holders.

The disclosure in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

On July 1, 2015, NiSource completed the Distribution and the Separation was accomplished. Following the Separation, NiSource no longer beneficially owns any shares of our common stock. The Company will begin trading on the New York Stock Exchange as a fully independent public company on July 2, 2015.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure in Item 5.03 of this Current Report on Form 8-K regarding the division of the Board of Directors of the Company into classes is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2015, the Restated Certificate of Incorporation of the Company (the “Restated Charter”) became effective. Simultaneous with the effectiveness of the Restated Charter, the Board of Directors of the Company was divided into three classes. Directors in Class I, with a term of office expiring at the Company’s 2016 annual meeting of stockholders, consist of Robert C. Skaggs and Lester P. Silverman. Directors in Class II, with a term of office expiring at the Company’s 2017 annual meeting of stockholders, consist of Deborah S. Parker and W. Lee Nutter. Directors in Class III, with a term of office expiring at the Company’s 2018 annual meeting of stockholders, consist of Marty R. Kittrell, Sigmund L. Cornelius and Teresa A. Taylor.

On June 30, 2015, the Amended and Restated Bylaws of the Company (the “Restated Bylaws”) became effective.

A description of the material provisions of the Restated Charter and the Restated Bylaws can be found in the section entitled “Description of Our Capital Stock” in the Information Statement. This description is not purported to be complete and is qualified in its entirety by reference to the full text of the Restated Charter and the Restated Bylaws, which have been filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On July 2, 2015, the Company and NiSource issued a joint press release announcing the completion of the Separation. A copy of that press release is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference. In addition, the disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of June 30, 2015, between NiSource Inc. and Columbia Pipeline Group, Inc.+

3.1	Restated Certificate of Incorporation of Columbia Pipeline Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Amendment No. 4 to the Registration Statement on Form 10 filed on May 22, 2015)

3.2	Amended and Restated Bylaws of Columbia Pipeline Group, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Amendment No. 1 to the Registration Statement on Form 10 filed on March 13, 2015)

10.1	Tax Allocation Agreement, dated as of June 30, 2015, between NiSource Inc. and Columbia Pipeline Group, Inc.

10.2	Employee Matters Agreement, dated as of June 30, 2015, between NiSource Inc. and Columbia Pipeline Group, Inc.

99.1	Joint Press Release of NiSource and Columbia Pipeline Group, Inc., dated July 2, 2015

+	The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA PIPELINE GROUP, INC.

July 2, 2015	By:	/s/ Robert E. Smith
Robert E. Smith Senior Vice President and General Counsel

EXHIBIT INDEX

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

2.1	Separation and Distribution Agreement, dated as of June 30, 2015, between NiSource Inc. and Columbia Pipeline Group, Inc.+

3.1	Restated Certificate of Incorporation of Columbia Pipeline Group, Inc. (incorporated by reference to Exhibit 3.1 to the Company’s Amendment No. 4 to the Registration Statement on Form 10 filed on May 22, 2015)

3.2	Amended and Restated Bylaws of Columbia Pipeline Group, Inc. (incorporated by reference to Exhibit 3.2 to the Company’s Amendment No. 1 to the Registration Statement on Form 10 filed on March 13, 2015)

10.1	Tax Allocation Agreement, dated as of June 30, 2015, between NiSource Inc. and Columbia Pipeline Group, Inc.

10.2	Employee Matters Agreement, dated as of June 30, 2015, between NiSource Inc. and Columbia Pipeline Group, Inc.

99.1	Joint Press Release of NiSource and Columbia Pipeline Group, Inc., dated July 2, 2015

+	The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.